Performance Commentary | 2nd Quarter 2025

Chang Suh, CFA, CEO and CIO

William Pierce, CFA, Senior Portfolio Manager

July 21, 2025

Highlights

Performance Highlights:

●	The AFL-CIO Housing Investment Trust (HIT) returned 0.89% gross of fees and 0.81% net of fees in the second quarter, compared to 1.21% for the Bloomberg US Aggregate Bond Index’s (Bloomberg Aggregate or Benchmark).[1] Lower interest rates and tighter asset spreads drove positive total returns for investment grade fixed income strategies in the second quarter.

●	The HIT’s relative performance in the second quarter was hindered by its underweight to corporate bonds, which was the best performing sector in the Benchmark, while being helped by its underweight to US Treasuries, as most fixed income spreads tightened relative to Treasuries.

Portfolio Highlights:

●	As of June 30, 2025, the HIT offered a yield to worst of 5.04%, a 51-bp yield advantage over the Bloomberg Aggregate, while also offering superior credit quality; 91% of the HIT’s portfolio was government/agency credit compared to only 72% for the Bloomberg Aggregate.

●	In the second quarter, the HIT committed $153.7 million across two impact investment projects with a combined total development cost of $182.1 million. These impact investments enhance portfolio yield while also generating housing, union jobs and community benefits.

Market Highlights:

●	The US Treasury curve steepened throughout the quarter as the 2-year US Treasury rallied 16 basis points (bps) and the 30-year Treasury sold off 20 bps. The HIT benefits from a steeper rate curve as its portfolio is structurally biased to be short the 20-year and 30-year key rate durations, due to a lack of multifamily mortgage-backed securities (MBS) being issued with more than a 10-year maturity.

1 The performance data quoted represents past performance and is no guarantee of future results. Periods over one year are annualized. Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than the original cost. The HIT’s current performance data may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available from the HIT’s website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance returns that HIT’s investors obtain. Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.

2025 Q2 Portfolio Commentary

●	The Federal Reserve left the target rate range of 4.25% to 4.50% unchanged during the second quarter as Chair Powell expressed a need for the committee to assess the impact of trade policy on inflation before making rate adjustments. The market anticipates an additional 50 bps in rate cuts in 2025 driven by weakening economic momentum and the anticipation of downside risks to the labor market. Investments in high credit quality funds should remain attractive given the fiscal policy uncertainty in addition to the elevated risk for asset valuations in the current high-interest rate environment.

2nd Quarter Performance

Total Return vs. Benchmark
As of June 30, 2025

The performance data quoted represents past performance and is no guarantee of future results. Periods over one year are annualized. Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than the original cost. The HIT’s current performance data may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available from the HIT’s website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance returns that HIT’s investors obtain. Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.

The investment grade fixed income sector produced positive total returns for the second quarter, driven by lower interest rates and tighter spreads. The interest rate curve steepened, as short term rates decreased on expectations of policy easing amid concerns over slowing economic growth, while long term rates increased in response to inflationary pressures stemming from the Trump administration’s trade policies. For the quarter ended June 30, 2025, the HIT returned 0.89% gross of fees, and 0.81% net of fees, compared to 1.21% for the Benchmark

The HIT’s relative performance for the quarter benefitted from its ongoing coupon advantage over the Benchmark, as well as its underweight to Treasuries, which was the worst performing asset class in investment grade fixed income as asset spreads tightened. However, relative performance was hurt by the HIT’s underweight to corporates, which was the best performing sector in investment

2025 Q2 Portfolio Commentary

grade fixed income. Relative performance was also hindered by the widening in Ginnie Mae multifamily spreads, which comprise 20% of HIT’s portfolio.

Positive contributions to HIT’s 2nd Quarter relative performance vs. Bloomberg Aggregate included:

●	The portfolio’s coupon advantage over the index as the HIT generated 1.02% in income compared to the Bloomberg U.S. Aggregate Index’s 0.95% during the second quarter of 2025.

●	The portfolio’s underweight to Treasuries as it was the worst performing asset class in the Index on an excess return basis during the second quarter of 2025. On average, the HIT had 7.9% allocated to Treasuries during the period while the benchmark had an allocation of 45.2%.

Negative impacts to HIT’s relative performance vs. Bloomberg Aggregate included:

●	The portfolio’s lack of corporate bond exposure as corporate bonds were the best performing asset class in the Index on an excess return basis (+104 bps) for the second quarter of 2025. The portfolio is structurally underweight corporate bonds where the average allocation was 24.0% for the Index over the second quarter of 2025.

●	The portfolio’s combined 15.7% allocation to FHA/Ginnie Mae permanent loan certificates (PLCs) and 3.9% allocation to FHA/Ginnie Mae construction loan certificates (CLCs) contributed negatively to performance over the 2nd quarter of 2025. FHA and agency-insured multifamily MBS experienced widening in spread performance during the second quarter of 2025, underperforming Treasuries.

●	The portfolio’s 9.9% allocation to Ginnie Mae REMICs detracted meaningfully from relative performance over the 2nd quarter of 2025. Ginnie Mae REMIC structures underperformed with spreads widening.

Fundamentals June 30, 2025	HIT	Bloomberg Aggregate*		HIT	Bloomberg Aggregate*
CREDIT PROFILE			YIELD
US Government/Agency/ AAA/AA/Cash	97.0%	76.8	Current Yield	4.10%	3.86%
			Yield to Worst	5.04%	4.53%
INTEREST RATE RISK			CALL RISK
Effective Duration	6.00	6.01	Call Protected	76%	76%

Market Overview

The new administration in Washington continues to command attention from investors, as market participants focused primarily on trade policy, tariffs, and improving government efficiency throughout the second quarter. The US economy shrank to start 2025, with real GDP decreasing at an annualized rate of 0.5% during the first quarter, driven by net exports as the market rushed to import goods ahead of potential new tariffs outlined by the Trump administration. The labor market showed signs of resilience as unemployment ended the second quarter at 4.1%, declining from 4.2%

2025 Q2 Portfolio Commentary

at the end of the first quarter. Core inflation was reported at 2.9% annualized to end the second quarter, an increase from the first quarter. This marked a reversal in the path of recent inflation prints, as the previous ten quarters had shown flat or cooling prints.

The FOMC voted to maintain the Fed Funds target rate range at 4.25% - 4.50% at their first four meetings of 2025. At the June meeting, Chair Powell expressed a need for the committee to see how trade policy impacts their inflation mandate before moving rates.

The US housing crisis continues. Home purchase affordability remains near multi-decade lows as single family home prices remain historically high and single-family mortgage rates remain near 7%.  Multifamily production remains challenging, as commercial real estate valuations adjust to a higher interest rate environment. Nevertheless, the HIT had 37 projects committed or under construction as of June 30, 2025.2

The Yield Curve – Treasuries

●	10- and 30-year US Treasury bonds closed the second quarter at 4.23% and 4.77%, respectively. During the quarter, the 2- and 5- year rates tightened by 16 and 5 bps, while the 10- and 30-year rates widened by 2 and 20 bps respectively.
●	The S&P 500 ended the second quarter up 10.9% from the end of the first quarter, rebounding from a sharp decline in the immediate aftermath of the April 2nd tarrif announcement.

Source: Bloomberg*

Source: Bloomberg*

Investment Grade Spreads: Multifamily

Agency multifamily securities experienced slightly weaker relative performance in the second quarter. Ultimately, Ginnie Mae MBS securities lagged GSE multifamily securities and led to overall sector widening. Issuance for the quarter was up 45% compared to the second quarter of 2024; volume increased from a year ago as borrowers began to capitulate and rate-lock higher interest rate mortgages.

2 Includes projects receiving NMTC allocations by HIT subsidiary Building America CDE, Inc. Building America is a portfolio investment of the HIT but, unless otherwise noted, its underlying projects are not held in the HIT's portfolio.

2025 Q2 Portfolio Commentary

●	Spreads on conventional GSE multifamily securities were flat to Treasuries throughout the quarter as demand matched the uptick in supply.

●	Ginnie Mae permanent and construction MBS experienced a widening in nominal spreads during the quarter, driven by rate volatility and reluctance from broker-dealers to warehouse loans for structured deals as bank investor demand remains muted. These securities remain attractive and continue to offer the widest yield spread of any agency MBS product, as depicted in the chart, giving investors an opportunity to enhance risk-adjusted income without sacrificing credit quality.

●	Total agency multifamily issuance increased in the second quarter as borrowers have begun to accept that interest rates may remain elevated. Second quarter issuance came in at $33 billion versus $23 billion a year prior. Total agency multifamily issuance for 2024 was $120 billion, a modest increase compared to $115 billion for all of 2023, but still a depressed level compared to 2022 issuance of $160 billion.

●	The 2024 multifamily loan purchase caps for Fannie Mae and Freddie Mac were $70 billion for each enterprise, which decreased from $75 billion in 2023 and reflected an anticipated contraction of the multifamily originations market in 2024. The GSE’s finished 2024 well under the $70 billion purchase cap with Fannie Mae and Freddie Mac purchasing $55 and $56 billion respectively. For 2025, FHFA has increased purchase caps to $73 billion for each enterprise.

●	To ensure a strong focus on affordable housing and traditionally underserved markets, FHFA will continue to require that at least 50% of their multifamily business be affordable housing.

Source: HIT, Securities Dealers and Bloomberg*

2025 Q2 Portfolio Commentary

Market Data

Second Quarter Bond Sector Performance*

Sector	Absolute Return	Excess Return (bps)	Modified Adjusted Duration
US Treasuries	0.85%	0	5.87
Agencies	1.42%	19	3.43
Single family Agency MBS (RMBS)	1.14%	17	5.98
Corporates	1.82%	104	6.83
Commercial MBS (CMBS)	1.88%	39	3.97
Asset-backed securities (ABS)	1.38%	27	2.65

Change in Treasury Yields*

Maturity	03/31/25	06/30/25	Change
3 Month	4.294%	4.291%	-0.003%
6 Month	4.221%	4.246%	+0.024%
1 Year	4.020%	3.967%	-0.053%
2 Year	3.883%	3.719%	-0.164%
3 Year	3.874%	3.689%	-0.186%
5 Year	3.950%	3.797%	-0.152%
7 Year	4.073%	3.990%	-0.084%
10 Year	4.205%	4.228%	+0.023%
20 Year	4.599%	4.774%	+0.175%
30 Year	4.571%	4.774%	+0.204%

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. Investors may view the HIT’s current prospectus, which contains more complete information, on its website at www.aflcio-hit.com and may obtain a copy from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055. Investors should read the current prospectus carefully before investing. The Bloomberg Aggregate is an unmanaged index and is not available for direct investment, although certain funds attempt to replicate this index. Returns for the Bloomberg Aggregate would be lower if they reflected the actual trading costs or expenses associated with management of an actual portfolio.

This document contains forecasts, estimates, opinions, and/or other information that is subjective. Statements concerning economic, financial, or market trends are based on current conditions, which will fluctuate. There is no guarantee that such statements will be applicable under all market conditions, especially during periods of downturn. It should not be considered as investment advice or a recommendation of any kind. The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

* Information provided by Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Bloomberg does not approve or endorse this material or guarantee the accuracy or completeness of any information herein, nor does Bloomberg make any warranty, express or implied, as to the results to be obtained therefrom, and, to the maximum extent allowed by law, Bloomberg shall not have any liability or responsibility for injury or damages arising in connection therewith.

2025 Q2 Portfolio Commentary

Portfolio Data as of June 30, 2025

Net Assets	$7,226.59 million
Portfolio Effective Duration	6.00 years	Convexity	0.18
Portfolio Average Coupon	3.82%	Maturity	11.57 years
Portfolio Yield to Worst[1]	5.04%	Portfolio Current Yield[2]	4.10%
Number of Holdings	892	Average Price[3]	93.98

Sector Allocations: 4

Multifamily MBS	73.33%	CMBS – Agency Multifamily^	69.63%
Agency Single-Family MBS	14.00%	Agency Single-Family MBS	14.00%
US Treasury	7.35%	US Treasury Notes/Bonds	7.35%
AAA Private-Label CMBS	0.00%	State Housing Permanent Bonds	0.84%
Multifamily Direct Const. Loans	2.98%	State Housing Construction Bonds	2.85%
Cash & Short-Term Securities	2.35%	Direct Construction Loans	2.98%
		Cash & Short-Term Securities	2.35%
		^ Includes multifamily MBS (64.71%) and MF Construction MBS (4.92%)

Quality Distribution: [3]		Geographical Distribution of Long-Term Portfolio:[5]
US Government or Agency	90.98%
AAA	0.77%	East	16.31%
AA	2.92%	Midwest	22.88%
A	0.00%	South	10.60%
Not Rated	2.98%	West	10.01%
Cash	2.35%	National Mortgage Pools	40.20%

Portfolio Duration Distribution, by Percentage in Each Category: [3]				Maturity Distribution based on average life:
Cash	2.35%	5-5.99 years	11.37%	0 – 1 year	5.91%
0-0.99 years	13.51%	6-6.99 years	14.43%	1 – 2.99 years	9.56%
1-1.99 years	2.96%	7-7.99 years	9.94%	3 – 4.99 years	13.67%
2-2.99 years	6.78%	8-8.99 years	4.62%	5 – 6.99 years	20.18%
3-3.99 years	8.60%	9-9.99 years	0.58%	7 – 9.99 years	34.54%
4-4.99 years	11.84%	Over 10 years	13.02%	10 – 19.99 years	9.98%
				Greater than 20 years	6.17%

2 The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

3 Portfolio market value weighted by current face.

4 Based on total investments and including unfunded commitments.

5 Excludes cash and short-term equivalents, US Treasury and Agency securities.